UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

OMNICOM GROUP INC.

(Exact name of registrant as specified in charter)

New York	001-10551	13-1514814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

437 Madison Avenue, New York, NY 10022

(Address of principal executive offices, including zip code)

(212) 415-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2014, Omnicom Group Inc. (the “Company”) announced that Randall Weisenburger has resigned as Executive Vice President and Chief Financial Officer of the Company, effective immediately.

Philip Angelastro, Senior Vice President Finance and Controller for the Company, has been appointed as the Company’s Executive Vice President and Chief Financial Officer, effective upon Mr. Weisenburger’s resignation.

Philip Angelastro, age 49, has been Senior Vice President Finance and Controller of the Company since 2002, and prior to that, served as Controller since 1999. Mr. Angelastro began his career at Coopers & Lybrand where he became a partner in 1996. In 1997, he joined the DAS Network of the Company as Vice President of Finance and then Chief Financial Officer for the Americas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

Date: September 23, 2014

By:	/s/ Michael J. O’Brien
Michael J. O’Brien
Senior Vice President, General Counsel and Secretary